December 18, 2017

DREYFUS VARIABLE INVESTMENT FUND

Quality Bond Portfolio

(Initial and Service Shares)

Supplement to Current Summary Prospectus and Prospectus

dated May 1, 2017

The following information supersedes and replaces the second paragraph in "Portfolio Management" in the summary prospectus and the second paragraph in "Fund Summary – Portfolio Management" in the prospectus:

David Bowser, CFA, is the fund's primary portfolio manager, a position he has held since July 2008. Mr. Bowser is managing director and senior portfolio manager for the Global Multi-Sector Investment team at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus. Mr. Bowser also is an employee of Dreyfus.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the prospectus:

David Bowser, CFA, is the fund's primary portfolio manager, a position he has held since July 2008. Mr. Bowser is managing director and senior portfolio manager for the Global Multi-Sector Investment team at Standish, where he has been employed since 2000. He also has been employed by Dreyfus since July 2006. Mr. Bowser manages the fund in his capacity as an employee of Dreyfus.